SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  GEHL COMPANY
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                (Name of Registrant as Specified in its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:
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                                      + DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED +
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                                                 GEHL COMPANY 2002 ANNUAL MEETING

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED BELOW.

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1. ELECTION OF DIRECTORS: 1- Nicholas C. Babson  2- Thomas J. Boldt  [ ] FOR all nominees           [ ] WITHHOLD AUTHORITY
                          3- Kurt Helletzgruber                          listed to the left (except     to vote for all nominees
                                                                         as specified below).           listed to the left.

                                                                                 _______________________________________________
(Instructions: To withhold authority to vote for any indicated nominee(s), ---> [                                               ]
write the name(s) of the nominee(s) on the line provided to the right.)         [                                               ]
                                                                                [_______________________________________________]
2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Check appropriate box                         Date ______________________
Indicate changes below:
Address change?         [ ] Name Change?  [ ]                                   NO. OF SHARES

                                                                                 _______________________________________________
                                                                                [                                               ]
                                                                                [                                               ]
                                                                                [                                               ]
                                                                                [_______________________________________________]

                                                                                Signature(s) in Box
                                                                                Please sign exactly as your name appears hereon.
                                                                                Joint owners should each sign personally.  A
                                                                                corporation should sign in full corporate name by
                                                                                President or other duly authorized officers.  When
                                                                                signing as attorney, executor, administrator,
                                                                                trustee or guardian, please give full title as
                                                                                such.
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                                                           GEHL COMPANY

                                    This Proxy is Solicited on Behalf of the Board of Directors
                              Proxy for 2002 Annual Meeting of Shareholders to be held April 23, 2002
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     The undersigned hereby appoints William D. Gehl and Michael J. Mulcahy, or either of them (with full power of substitution in each of them), as Proxies, and hereby authorizes them to represent and to vote as designated below all of the shares of Common
Stock of Gehl Company held of record by the undersigned on February 15, 2002, at the annual meeting of shareholders to be held on
April 23, 2002, or any adjournments or postponements thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made this proxy will be voted "FOR" the election of the Board's nominees.

     The undersigned hereby revokes any other proxy heretofore executed by the undersigned for the meeting and acknowledges receipt of notice of the annual meeting and the proxy statement.


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